UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

July 1, 2024
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosures set forth below under Item 1.02 of this Current Report on Form 8-K are incorporated by reference herein.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Ingevity Corporation (“Ingevity” or the “Company”) previously entered into that certain Crude Tall Oil Supply Agreement, dated as of March 8, 2018, by and between the Company and GP Pine Chemicals, LLC, a Delaware limited liability company (“Georgia-Pacific”), as amended by that Amendment to the Crude Tall Oil Supply Agreement, dated as of May 1, 2020, and that Second Amendment to the Crude Tall Oil Supply Agreement, dated as of March 1, 2023 (collectively, the “CTO Supply Agreement”), pursuant to which the Company was obligated to purchase and receive crude tall oil produced by certain Georgia-Pacific facilities.

On July 1, 2024, the Company and Georgia Pacific entered into a termination agreement and release (the “Termination Agreement”), to terminate the CTO Supply Agreement.

Pursuant to the Termination Agreement, as consideration for the termination of the CTO Supply Agreement, the Company made a cash payment to Georgia-Pacific in the amount of $50,000,000 on July 1, 2024 (the “First Installment”) and agreed to make an additional cash payment to Georgia-Pacific in the amount of $50,000,000 by October 15, 2024 (the “Second Installment”). In addition, the Company agreed to purchase additional crude tall oil from Georgia-Pacific in July 2024, to the extent that the Company’s purchase of crude tall oil from Georgia-Pacific in June 2024 did not meet certain volume thresholds in June (the “June Purchase Obligations”).

Upon the Company’s payment of the First Installment and the mutual execution of a related transition agreement, all obligations of the Company and Georgia-Pacific under the CTO Supply Agreement were suspended as of July 1, 2024 (the “Suspension Date”), other than the June Purchase Obligations and any outstanding payment obligations owned by the Company to Georgia-Pacific for products supplied to the Company prior the Suspension Date. Upon the receipt by Georgia-Pacific of (i) all amounts owed to Georgia-Pacific in respect of the June Purchase Obligations and for products supplied by Georgia-Pacific to the Company prior to the Suspension Date and (ii) the Second Installment, the CTO Supply Agreement, and all rights and obligations of the parties thereunder, will terminate.

The Termination Agreement includes other customary terms and conditions, including a mutual release, covenants not to sue, and non-disparagement and confidentiality provisions.

The foregoing summary of the Termination Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Termination Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

Ingevity’s management has been evaluating additional significant steps that could be taken in 2024 to restructure its Performance Chemicals business segment to focus it on attractive specialty chemicals markets. The termination of the CTO Supply Agreement provides additional flexibility in this regard. The Company expects to update its investors with additional information about these matters as decisions are made.

The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Forward-Looking Statements
This Current Report on Form 8-K contains “forward‑looking statements” within the meaning of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Such statements generally include the words “will,” “plans,” “intends,” “targets,” “expects,” “outlook,” “guidance,” “believes,” “anticipates” or similar expressions. Forward‑looking statements may include, without limitation, anticipated timing, charges and costs of any current or future repositioning of our Performance Chemicals segment, including the closure of our DeRidder, Louisiana plant; the potential benefits of any acquisition or investment transaction, expected financial positions, guidance, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost‑reduction initiatives, plans and objectives; litigation related strategies and outcomes; and markets for securities. Actual results could differ materially from the views expressed. Factors that could cause actual results to materially differ from those contained in the forward‑looking statements, or that could cause other forward‑looking statements to prove incorrect, include, without limitation, charges, costs or actions, including adverse legal or regulatory actions, resulting from, or in connection with, the current or future repositioning of our Performance Chemicals segment, including the closure of our DeRidder, Louisiana plant; losses due to resale of crude tall oil at less than we paid for it; adverse effects from general global economic, geopolitical and financial conditions beyond our control, including inflation and the Russia‑Ukraine war and Israel‑Gaza war; risks related to our international sales and operations; adverse conditions in the automotive market; competition from substitute products, new technologies and new or emerging competitors; worldwide air quality standards; a decrease in government infrastructure spending; adverse conditions in cyclical end markets; the limited supply of or lack of access to sufficient raw materials, or any material increase in the cost to acquire such raw materials; issues with or integration of future acquisitions and other investments; the provision of services by third parties at several facilities; supply chain disruptions; natural disasters and extreme weather events; or other unanticipated problems such as labor difficulties (including work stoppages), equipment failure or unscheduled maintenance and repair; attracting and retaining key personnel; dependence on certain large customers; legal actions associated with our intellectual property rights; protection of our intellectual property and other proprietary information; information technology security breaches and other disruptions; complications with designing or implementing our new enterprise resource planning system; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies, tariffs and the chemicals industry; and losses due to lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes, and the other factors detailed from time to time in the reports we file with the Securities and Exchange Commission (the “SEC”), including those described in Part I, Item 1A. Risk Factors in our most recent Annual Report on Form 10‑K as well as in our other filings with the SEC. These forward‑looking statements speak only to management’s beliefs as of the date of this Current Report on Form 8-K. Ingevity assumes no obligation to provide any revisions to, or update, any projections and forward‑looking statements contained in this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Confidential Termination Agreement and Release, dated as of July 1, 2024, by and between GP Pine Chemicals, LLC and Ingevity Corporation*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain exhibits and schedules to such agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ MARY DEAN HALL
Mary Dean Hall
Executive Vice President and Chief Financial Officer
Date: July 8, 2024